Contract liabilities (non-current and current)	12 Months Ended
Dec. 31, 2022
Contract liabilities [abstract]
Contract liabilities (non-current and current)

22 Contract liabilities (non-current and current)

Contract liabilities as at December 31, 2022 and 2021 consist of the following:

	31/12/22	31/12/21
Advance payments from customers	15,735	19,206
Deferred income from licensing of Natuzzi’s trademarks	5,960	6,343
Deferred revenue for Natuzzi Display System	2,049	2,178
Deferred revenue for Service-Type Warranty	406	475
Total contract liabilities	24,150	28,202
Less current portion	(17,124)	(20,797)
Non-current portion	7,026	7,405

“Advance payments from customers” are related to considerations received by the Group upon sale of the Group’s products, and before their delivery to end customers.

“Deferred income from licensing Natuzzi’s trademarks” refers to the deferral of revenue deriving from licensing Natuzzi’s Trademarks, to the former subsidiary Natuzzi Trading Shanghai. Such revenue, in the amount of 5,960 (net of the elimination of intercompany profit on the transaction), has been deferred over the useful life (20 years) of the licensed trademarks.

“Deferred revenue for Natuzzi Display System” refers to the deferral of revenue deriving from the sale of store fittings to retailers, which are used to set up their stores (“Natuzzi Display System” – NDS). Such revenue is recognised over time based on the length of the distribution contract signed with the retailer (usually five years).

“Deferred revenue for Service-Type Warranty” refers to the deferral of revenue deriving from the sale of a service-type warranty to end customers, which is recognised over time based on the contractual length of the insurance period (five years).

The amount of revenue recognised for the years ended December 31, 2022, 2021 and 2020 that was included in the opening contract liabilities balance amounts to 20,797, 16,150 and 14,014, respectively.